                                                                      EXHIBIT 99

GreenPoint Credit
Manufactured Housing Contract Trust
Pass-Through Certificates
Series 2000-3, Investor Number 52000051/52000052

MONTHLY SERVICING SUMMARY                                                            PERIOD ENDING:            31-Aug-00
------------------------------------------------------------------------------------------------------------------------
Determination Date:                 09/15/00
Remittance Date:                    09/20/00
Total Pool Prior Period WAC            10.83%                                    Scheduled Balance            Factor
Total Pool Current Period WAC          10.82%                      BOP Pool         $706,529,879.72          98.2429169%
Group I Prior Period WAC               11.53%                      EOP Pool         $702,385,574.99          97.6666517%
Group I Current Period WAC             11.52%                   BOP Group I         $429,851,090.67          98.0255333%
Group II Prior Period WAC               9.74%                   EOP Group I         $427,203,159.77          97.4216850%
Group II Current Period WAC             9.74%                  BOP Group II         $276,678,789.05          98.5825655%
Class I A Pass Through Rate           8.4500%                  EOP Group II         $275,182,415.22          98.0493972%
Class I M-1 Pass Through Rate         9.1000%             Class I A Principal       $326,345,848.77          96.6515373%
                                                                      Balance
Class I M-2 Pass Through Rate         9.2500%           Class I M-1 Principal       $ 25,214,000.00         100.0000000%
                                                                      Balance
Class I B-1 Pass Through Rate         9.2500%           Class I M-2 Principal       $ 19,733,000.00         100.0000000%
                                                                      Balance
Class I B-2 Pass Through Rate         9.2500%           Class I B-1 Principal       $ 24,118,000.00         100.0000000%
                                                                      Balance
Class II A-1 Pass Through Rate        6.8900%           Class I B-2 Principal       $ 31,792,311.00         100.0000000%
                                                                      Balance
Class II A-2 Pass Through Rate        6.6200%          Class II A-1 Principal       $150,182,415.22          96.4829692%
                                                                      Balance
LIBOR                                 6.6200%          Class II A-2 Principal       $125,000,000.00         100.0000000%
                                                                      Balance


I.  RECAP OF POOL:                             LOAN
                                               COUNT                     Class I A              Class I M-1          Class I M-2
                                         ----------------          ---------------------   -------------------  ------------------
    Beginning Certificate Balance                  17,902                $328,993,779.67       $ 25,214,000.00     $ 19,733,000.00
    Scheduled Principal Reduction                                          (1,076,130.30)                 0.00                0.00
    Partial Principal Prepayments                                            (167,136.31)                 0.00                0.00
    Principal Prepayments In Full                    (126)                 (1,027,885.16)                 0.00                0.00
    Contract Liquidations                             (14)                   (376,779.13)                 0.00                0.00
    Contract Repurchases                                0                           0.00                  0.00                0.00
    Previously Undistributed  Shortfalls                                             0.00                 0.00                0.00
                                         ----------------          ---------------------   -------------------  ------------------
    Remaining Certificate Balance                  17,762                $326,345,848.77       $ 25,214,000.00     $ 19,733,000.00
                                         ================          =====================   ===================  ==================

    Liquidation Loss Amount                                                                               0.00                0.00
    Adjusted Certificate Balance                                                                 25,214,000.00       19,733,000.00
                                                                                           ===================  ==================

                                            Class I B-1                 Class I B-2           Class II A-1         Class II A-2
                                         ----------------          ---------------------   -------------------  ------------------
    Beginning Certificate Balance          $24,118,000.00                $ 31,792,311.00       $151,678,789.05     $125,000,000.00
    Scheduled Principal Reduction                    0.00                           0.00           (248,030.78)               0.00
    Partial Principal Prepayments                    0.00                           0.00           (172,891.35)               0.00
    Principal Prepayments In Full                    0.00                           0.00         (1,075,451.70)               0.00
    Contract Liquidations                            0.00                           0.00                  0.00                0.00
    Contract Repurchases                             0.00                           0.00                  0.00                0.00
    Previously Undistributed Shortfalls              0.00                           0.00                  0.00                0.00
                                         ----------------          ---------------------   -------------------  ------------------
    Remaining Certificate Balance          $24,118,000.00                $ 31,792,311.00       $150,182,415.22     $125,000,000.00
                                         ================          =====================   ===================  ==================



    Liquidation Loss Amount                          0.00                           0.00
    Adjusted Certificate Balance            24,118,000.00                  31,792,311.00
                                         ================          =====================

II. DISTRIBUTIONS:                                                     Class I A               Class I M-1          Class I M-2
                                                                   ---------------------   -------------------  ------------------
    Principal Distribution Amount                                        $  2,647,930.90       $          0.00     $          0.00
    Interest Distribution Amount                                            2,316,664.53            191,206.17          152,108.54
    Unpaid Interest Shortfall                                                       0.00                  0.00                0.00

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
                                                                    ---------------------   -------------------   -----------------
      Total Distribution                                                  $  4,964,595.43       $    191,206.17     $    152,108.54
                                                                    =====================   ===================   =================


                                             Class I B-1                 Class I B-2            Class II A-1         Class II A-2
                                         ------------------         ---------------------   -------------------   -----------------
      Principal Distribution Amount          $         0.00               $          0.00       $  1,496,373.83     $          0.00
      Interest Distribution Amount               185,909.58                    245,065.73            870,889.05          735,555.56
      Unpaid Interest Shortfall                        0.00                          0.00                  0.00                0.00
      Net Funds Carryover Amount                                                                           0.00                0.00
                                         ------------------         ---------------------    ------------------    -----------------
      Total Distribution                     $   185,909.58               $    245,065.73       $  2,367,262.88     $    735,555.56
                                         ==================         =====================    ==================    =================




III.  SHORTFALLS                             Class I M-1                 Class I M-2            Class I B-1          Class I B-2
                                         ------------------         ---------------------   -------------------   -----------------

      Unpaid Principal Shorfall                        0.00                          0.00                  0.00                0.00
      Agg Amount of Liquidation Losses                 0.00                          0.00                  0.00                0.00
      Liquidation Loss Interest Amount                 0.00                          0.00                  0.00                0.00
      Unpaid Liquidation Loss Interest                 0.00                          0.00                  0.00                0.00
      Shortfall
      Principal Shortfall Amount                       0.00                          0.00                  0.00                0.00
                                         ------------------         ---------------------     -----------------     ---------------
                                                       0.00                          0.00                  0.00                0.00
                                         ==================         =====================     =================     ===============



 IV.   LOC                                                               Class II A                                   Class I B-2
                                                                    ---------------------                           ---------------
      Beginning of Period Available Letter of Credit                        70,164,229.00                             31,792,311.00
      Draws to the Letter of Credit                                                  0.00                                      0.00
      Reimbursements to the Letter of Credit                                         0.00                                      0.00
                                                                    ---------------------                           ---------------
      End of Period Available Letter of Credit                              70,164,229.00                             31,792,311.00
                                                                    =====================                           ===============




      LOC Replaced, Modified or cancelled?                                NO                                             NO

V.    AVAILABLE DISTRIBUTION AMOUNT:                                       Group I                 Group II            Total Pool
                                                                    ---------------------     -----------------     ---------------
      Available Distribution Amount                                          6,020,819.90          3,418,608.36     $  9,439,428.26
      Group I Available Funds Shortfall from Group II                                0.00                  0.00                0.00
      Group II Available Funds Shortfall from Group I                                0.00                  0.00                0.00
      Monthly Advance Amount                                                         0.00                  0.00                0.00
      Enhancement Payment                                                            0.00                  0.00                0.00
      LOC Draw Amount                                                                0.00                  0.00                0.00
                                                                    ---------------------     -----------------     ---------------
      Total Available Distribution Amount                                    6,020,819.90          3,418,608.36        9,439,428.26
                                                                    =====================     =================     ===============




VI.   HOLDOVER AMOUNTS:

      Class II A-2 Holdover Amount Current Month                                     0.00
      Class II A-2 Aggregate Holdover Amount                                         0.00



VII.  MONTHLY ADVANCE:                                                     Group I                 Group II            Total Pool

                                                                    ---------------------     -------------------  ----------------
                                  Monthly  Advance Amount                 $          0.00       $          0.00     $          0.00
                                Outstanding Amount Advanced               $          0.00       $          0.00     $          0.00




VIII. RESIDUAL:                                                            Group I                 Group II            Total Pool
                                                                    ---------------------     -------------------  ----------------

      Deposit to Special Account                                                     0.00                  0.00                0.00
      Residual Interest Distribution Amount                               $    281,934.45       $    315,789.92    $     597,724.37




IX. SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):
                                                                           Group I                 Group II            Total Pool
                                                                    ---------------------     -------------------  ----------------

                                        Total P&I...                      $ 5,206,282.86        $    2,493,740.28  $   7,700,023.14
                                        Gross Int...                       (4,130,152.56)           (2,245,709.50)    (6,375,862.06)
                                        Principal...                        1,076,130.30               248,030.78      1,324,161.08
                                                                    ====================      ===================  ================





                                                                           Group I                 Group II            Total Pool
X. SERVICING FEE:                                                   ---------------------     -------------------  ----------------
                                   Monthly Servicing                      $   358,209.24        $      230,565.66   $    588,774.90
                                                 Fee
                                      Senior monthly                                0.00                     0.00   $          0.00
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
                                           Servicing Fee
                                            Subordinated                0.00                  0.00     $          0.00
                                       Monthly Servicing
                                                     Fee
                                        Aggregate Unpaid                0.00                  0.00     $          0.00
                                       Subordinated Fees
                                                        --------------------   -------------------     ---------------


XI.   DELINQUENCY INFORMATION:                                 Group I               Group II             Total Pool
                                                        --------------------   -------------------     ---------------
                                       Number 31-59 days                 222                    90                 312
                                              delinquent
                                         Balance 31 - 59     $  6,661,555.77       $  3,761,446.55     $ 10,423,002.32
                                         days delinquent
                                       Number 60-99 days                  75                    26                 101
                                              delinquent
                                      Balance 60-89 days     $  2,670,340.35       $  1,034,113.85     $  3,704,454.20
                                              delinquent
                                       Number 90 or more                  46                    11                  57
                                         days delinquent
                                      Balance 90 or more     $  1,734,745.54       $    518,083.54     $  2,252,829.08
                                         days delinquent
                                                        --------------------   -------------------     ---------------
                                          EOP Delinquent                 343                   127                 470
                                                  Number
                                          EOP Delinquent     $ 11,066,641.66       $  5,313,643.94     $ 16,380,285.60
                                                 Balance
                                                        ====================   ===================     ===============


XII.  REPOSSESSION INFORMATION:                                Group I               Group II             Total Pool
                                                        --------------------   -------------------     ---------------
                                       BOP Repossessions                  39                    10                  49
                                                  Number
                                       BOP Repossessions     $  1,252,313.75       $    316,778.84     $  1,569,092.59
                                                 Balance
                                             Plus Number                  51                    29                  80
                                      Repossessions this
                                                   Month
                                            Plus Balance        1,799,533.98          1,142,661.63        2,942,195.61
                                      Repossessions this
                                                   Month
                                       Less Liquidations                 (14)                    0                 (14)
                                                  Number
                                       Less Liquidations         (380,474.32)                 0.00         (380,474.32)
                                                 Balance
                                                        --------------------   -------------------     ---------------
                                       EOP Repossessions                  76                    39                 115
                                                  Number
                                       EOP Repossessions     $  2,671,373.41       $  1,459,440.47     $  4,130,813.88
                                                 Balance
                                                        ====================   ===================     ===============


XII.  REPURCHASES:                                             Group I               Group II             Total Pool
                                                        --------------------   -------------------     ---------------
                                        Number Contracts                   0                     0                   0
                                          Repurchased or
                                                Replaced
                                       Balance contracts     $          0.00       $          0.00     $          0.00
                                          Repurchased or
                                                Replaced
                                         Number Eligible                   0                     0                   0
                                    Substitute Contracts
                                        Balance Elidible     $          0.00       $          0.00     $          0.00
                                    Substitute Contracts
                                                        --------------------   -------------------     ---------------
                                            Total Number                   0                     0                   0
                                             Repurchases
                                           Total Balance     $          0.00       $          0.00     $          0.00
                                             Repurchases
                                                        ====================   ===================     ===============

XII.  DELINQUENCY RATIOS:                                      Group I               Group II             Total Pool
                                                        --------------------   -------------------     ---------------

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

                                            Average 30-Day                          1.55%                 1.10%               0.00%
                                         Delinquency Ratio
                                            Average 60-Day                          0.74%                 0.31%               0.57%
                                         Delinquency Ratio
                                          Current Realized                          0.03%                 0.00%               0.02%
                                                Loss Ratio



XII.  LIQUIDATION LOSSES:                                                   Group I              Group II           Total Pool
                                                                       -----------------     -----------------     ---------------
                                           Previous Period               $    119,310.86       $     17,053.47     $    136,364.33
                                             Aggregate Net
                                       Liquidation Losses:
                                            Current Period               $    327,580.46       $     12,900.02     $    340,480.48
                                             Aggregate Net
                                       Liquidation Losses:
                                            Current Period               $    208,269.60            ($4,153.45)    $    204,116.15
                                       Liquidation Losses:



XII.  CERTIFICATE ACCOUNT INTEREST:                                         Group I              Group II            Total Pool
                                                                       -----------------     -----------------     ---------------
                                                                         $     27,135.36       $     36,014.03     $     63,149.39

XIII. DEFICIENCY AMOUNTS:
                                                 Aggregate                      6,181.08
                                         Deficiency Amount
                                       Servicer Deficiency                      2,163.39
                                                    Amount

XIV.  EVENTS:
                                             Servicing Fee                            NO
                                      Subordination Event?
                                                  Servicer                            NO
                                        Termination Event?
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